BLACKROCK FUNDS III

BlackRock LifePath® Dynamic 2025 Fund

BlackRock LifePath® Index 2025 Fund

BlackRock LifePath® ESG Index 2025 Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 22, 2024 to the Summary Prospectuses, Prospectuses and Statements of Additional

Information of the Funds, each as supplemented to date

The Board of Trustees of BlackRock Funds III (the “Trust”) has approved an Agreement and Plan of Reorganization with respect to each Fund (each, an “Agreement and Plan”), by and among the parties set forth in the table below, wherein each Fund will be reorganized (each, a “Reorganization” and collectively, the “Reorganizations”) into a corresponding mutual fund (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) as set out in the table below.

Funds	Acquiring Funds
BlackRock LifePath® Dynamic 2025 Fund, a series of the Trust (the “Dynamic Fund”)	BlackRock LifePath® Dynamic Retirement Fund, a series of the Trust (the “Dynamic Acquiring Fund”)
BlackRock LifePath® Index 2025 Fund, a series of the Trust (the “Index Fund”)	BlackRock LifePath® Index Retirement Fund, a series of the Trust (the “Index Acquiring Fund”)
BlackRock LifePath® ESG Index 2025 Fund, a series of the Trust (the “ESG Index Fund”)	BlackRock LifePath® ESG Index Retirement Fund, a series of the Trust (the “ESG Index Acquiring Fund”)

In each Reorganization, each Fund will transfer substantially all of its assets to its corresponding Acquiring Fund in exchange for the assumption by such Acquiring Fund of certain stated liabilities of such Fund and shares of such Acquiring Fund (the “Acquiring Fund Shares”).

Each Agreement and Plan provides that shareholders of the applicable Fund will receive shares (including fractional shares, if any) of the class of shares in its corresponding Acquiring Fund set out in the table below with the same aggregate net asset value as the shares of such Fund held immediately prior to the Reorganization:

If you own the following Dynamic Fund Shares	You will receive the following Dynamic Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class R	Class R
Class K	Class K

If you own the following Index Fund Shares	You will receive the following Index Acquiring Fund Shares
Investor A	Investor A
Institutional	Institutional
Class K	Class K
Investor P	Investor P

If you own the following ESG Index Fund Shares	You will receive the following ESG Index Acquiring Fund Shares
Investor A	Investor A
Institutional	Institutional
Class K	Class K

Following each Reorganization, each Fund will be terminated, dissolved and liquidated as a series of the Trust.

The shareholders of the Funds are not required to approve the Reorganizations. It is expected that in July 2024 shareholders of each Fund will be sent a Combined Prospectus/Information Statement containing important information about the applicable Acquiring Fund, outlining the differences between each Fund and its corresponding Acquiring Fund and containing information about the terms and conditions of each Reorganization.

Each Reorganization is expected to occur during the fourth quarter of 2024. Until the Reorganizations are completed, each Fund will continue redemptions of its shares as described in its Prospectus.

Shareholders should retain this Supplement for future reference.

PR2SAI-LPF-0524SUP